SECOND AMENDMENT TO

           AMENDED AND RESTATED TAX SHARING AGREEMENT OF FOAMEX L.P.

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED TAX SHARING AGREEMENT OF FOAMEX L.P. (the "Amendment") is made as of December 23, 1997, by and between Foamex L.P., a Delaware limited partnership ("Foamex"), Foamex International Inc., a Delaware corporation ("FII"), FMXI, Inc., a Delaware corporation ("FMXI"), Trace Foam Company, Inc., a Delaware corporation ("Trace"), and Crain Industries, Inc., a Delaware corporation ("Crain").

                              W I T N E S S E T H:

      WHEREAS, Foamex, FII, FMXI, Trace and certain other parties entered into that certain First Amended and Restated Tax Sharing Agreement, dated as of December 14, 1993 as amended June 12, 1997 (the "Original Agreement");

      WHEREAS, a newly formed wholly owned subsidiary of FII has merged (the "Merger") with and into Crain Holdings Corp. ("Crain Holdings"), a Delaware corporation which owns all of the outstanding common stock of Crain, pursuant to an Agreement and Plan of Merger, dated as of December 8, 1997, and as a result of which Merger, Crain Holdings has become a wholly owned subsidiary of FII, and following such Merger, Crain Holdings merged with Crain;

      WHEREAS, Crain has contributed all of its retail business to Foamex LLC, a newly formed Delaware limited liability company ("FLLC"); and

      WHEREAS, Crain has contributed its interest in FLLC and all of its other assets to Foamex subject to all of its liabilities for a partnership interest in Foamex (the "Contribution").

      WHEREAS, Foamex, FMXI, Trace, FII and Crain entered into that certain Third Amendment (the "Third Amendment") to Fourth Amended and Restated Agreement of Limited Partnership of Foamex L.P., dated as of December 23, 1997, to reflect the change in the partners of Foamex (the "Partnership Agreement");

      NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      1. Amendment. The parties hereto agree that the Participation Percentages for purposes of the Original Agreement shall have meaning set forth in the Partnership Agreement.

      2. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

      3. Limitation. Except as expressly set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Original Agreement, each of which shall remain in full force and effect and are hereby ratified and confirmed.

      4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original, and all of which taken together will be deemed to be but one and the same instrument.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                      FOAMEX L.P.

                                      By: FMXI, INC.
                                          its Managing General Partner

                                      By: /s/ George Karpinski
                                         -------------------------
                                        Name:   George Karpinski
                                        Title:  Vice President



                                      FOAMEX INTERNATIONAL INC.

                                      By: /s/ George Karpinski
                                         -------------------------
                                        Name:   George Karpinski
                                        Title:  Senior Vice President



                                      FMXI, INC.

                                      By: /s/ George Karpinski
                                         -------------------------
                                        Name:   George Karpinski
                                        Title:  Vice President



                                      TRACE FOAM COMPANY, INC.

                                      By: /s/ Philip N. Smith, Jr.
                                         -------------------------
                                        Name:   Philip N. Smith, Jr.
                                        Title:  Vice President



                                      CRAIN INDUSTRIES, INC.

                                      By: /s/ George Karpinski
                                         -------------------------
                                        Name:   George Karpinski
                                        Title:  Vice President


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